UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

CT HOLDINGS ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18718	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201
(Address of principal executive offices, including zip code)

(214) 750-2454
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01 Regulation FD Disclosure

On September 24, 2007, Xcorporeal, Inc. issued a press release announcing its participation in the UBS Global Life Sciences Conference in New York City on September 25, 2007. The press release refers to the definitive merger agreement with CT Holdings Enterprises, Inc., pursuant to which Xcorporeal will emerge as the surviving entity.

A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward looking statements are based.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: September 24, 2007	CT HOLDINGS ENTERPRISES, INC.

	By:	/s/ Steven B. Solomon
Steven B. Solomon

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